Exhibit 99.1


BI MATRIX
60 SECOND
WRINKLE ERASER
REVERSE AGE
ANTI WRINKLE
NIGHT CREME
BI MATRIX

BLYTH

Shareholder Presentation

May 14, 2014


crunch
PROTEIN SUPER CEREAL


RED GINGER TEAKWOOD
YLANG YLANG
BLACK CURRANT
BRIGHTER WORLD
PARTYLITE

BLYTH

Forward Looking Statement Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we believe, expect or anticipate will or may occur in the future are forward-looking statements, including any plans for international expansion, growth strategies and cost saving initiatives. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from the forward-looking statements include (i) our ability to respond appropriately to changing consumer preferences and demand for our current and new products or product enhancements; (ii) our dependence on sales by independent promoters and consultants and our ability to recruit, retain and motivate them; (iii) the loss of a leading promoter or consultant, together with his or her associated sales organization, or the loss of a significant number of promoters or consultants for any reason; (iv) the attractiveness of ViSalus's and PartyLite's compensation plans among their current and prospective promoters and consultants; (v) our ability to retain our existing customers or attract new customers; (vi) our ability to influence or control our promoters and consultants; (vii) federal, state and foreign regulations applicable to our products (including advertising and labeling), promotional programs and compensation plans; (viii) adverse publicity associated with our products, ingredients, promoters, consultants, programs or business models, or those of similar companies; (ix) product liability and health-related claims; (x) competition; (xi) a downturn in the economy; (xii) our ability to grow our business in our existing markets and open new markets, including risks in our international operations; (xiii) legal actions by or against our promoters and consultants; (xiv) our reliance on independent third parties for the manufacture and supply of many of our products; (xv) our ability to manufacture candles at required levels of quantity and quality; (xvi) disruptions to transportation channels; (xvii) shortages or increases in the cost of raw materials; (xviii) ViSalus's obligation, which we have guaranteed, to redeem its preferred stock in December 2017; (xix) awards made pursuant to ViSalus's Equity Incentive Plan, which could negatively impact our business, financial condition and results of operations; (xx) our dependence on key employees; (xxi) certain taxes or assessments relating to the activities of our promoters and consultants for which we may be held responsible; (xxii) our reliance on third parties to plan many of our events; (xxiii) our ability to identify suitable acquisition candidates, complete acquisitions on terms favorable to us and successfully integrate acquired operations; (xxiv) the covenants in the indenture that governs our new Senior Notes due 2017 may limit our operating and financial flexibility, including our ability to pay cash dividends or repurchase our outstanding common stock; (xxv) turmoil in the financial markets could increase our borrowing costs or impede access to or increase our cost of financing; (xxvi) our ability to protect our intellectual property; (xxvii) interruptions in our information-technology systems; (xxviii) information security or data breaches; (xxix) our ability to successfully adapt to and integrate mobile devices; (xxx) credit card and debit card fraud; (xxxi) our storage of user and employee data; (xxxii) changes in our effective tax rate; (xxxiii) fluctuations in our periodic results of operations; (xxxiv) increased mailing, printing and shipping costs; (xxxv) Silver Star Brands' credit program; (xxxvi) speculative trading, short interest and volatility in our stock price; (xxxvii) the failure of securities or industry analysts to publish research or reports about our business, or the publication of negative reports about our business; and (xxxviii) our compliance with the Sarbanes-Oxley Act of 2002, as well as other factors described in the Company's most recently filed Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission.

BLYTH

Agenda

- **Welcome**
- **Company Overview**

Robert B. Goergen, Blyth Chairman

- **Business Overview**
  - PartyLite
  - ViSalus
  - Silver Star Brands

Robert B. Goergen, Jr., Blyth President & CEO

COMPANY OVERVIEW

BLYTH

Company Overview

$0.9 Bn Multi-Channel Direct-to-Consumer Company

By Segment



Silver Star Brands
16%
PartyLite
44%
ViSalus
40%

By Geography



North America
43%
ROW
57%

- Leading designer and marketer of decorative and functional household products, including candles, accessories, seasonal decorations, household convenience items and personalized gifts as well as meal replacement shakes, nutritional supplements, functional foods, energy drink mixes and health, wellness and beauty products

Reaching consumers across 3 Segments:
- Candles & Home Décor – PartyLite
- Health & Wellness – ViSalus
- Catalog & Internet – Silver Star Brands

Products sold throughout North America, Europe and Australia

BLYTH

Company Overview

Multi-Channel Direct-to-Consumer Company

3 Reporting Segments:

Candles & Home Decor –

PartyLite is the world's #1 party plan company selling candles, candle holders, flameless fragrance and wax warmers as well as holiday and home décor in 21 countries through its independent PartyLite business entrepreneurs

Health & Wellness–

ViSalus, a healthy lifestyle company dedicated to *Taking Weight Off the World,*™ *One person at a time, 10 lbs. at a time*, markets weight-management products and nutritional supplements direct-to-consumers in North America and Europe through an international sales force of independent promoters

Catalog & Internet –

Silver Star Brands markets an extensive array of decorative and functional household products, personalized cards, gifts, unique food products and health, wellness and beauty products in North America through catalogs and the Internet

Business Overview

PARTYLITE

BLYTH PARTYLITE CANDLES

Business Overview

PartyLite – The Premier Home Party Candle Company

Party Plan Model – A Blyth Core Competency

- Hostess invites friends to her home
- Independent Consultant demonstrates products and takes orders
    - Over 46,000 active Consultants Worldwide at 3/31/14
        - Over 16,000 active Consultants in North America
        - Over 30,000 active Consultants in Europe, Australia
- The Company ships directly to the Hostess or Guest; no inventory in the field
- PartyLite has nearly 100% prepaid orders, so virtually no receivables or bad debt expense

Supplement Party Plan with online presence and eCommerce

BLYTH

PARTYLITE CANDLES

Business Overview

Continue to Grow Global Footprint

75% of 2013 PartyLite sales were generated from outside N.A.

1973 – United States

1992 – Canada

1994 – Germany

1996 – United Kingdom

1997 – Austria & Switzerland

1998 – France

1999 – Finland

2001 – Mexico

2002 – Australia

2003 - Sweden

2005 – Denmark

2006 – Norway, Ireland

2009 – Poland

2010 – Italy, Czech Republic, Slovakia

2013 – Belgium, Luxembourg, Netherlands



"The Original And The Best"

Find The NEW To Drive Growth

- *Vision* - Attract and retain consultants and customers by continuing to provide first class:
  - Candles
  - Earnings opportunity
  - Host benefits
- *Strategy* –
  - Brand building – spread the "Join The Party" message through roadshows, Jonathan Adler partnership and Brighter World social responsibility partnership with Givaudan
  - Leverage technology to ensure ease of doing business with PartyLite (e.g., increased functionality of mobile apps)
  - Embrace multi-channel approach while revitalizing the party with new twists (e.g., DIY, Deco-Workshop, Fragrance-Bar)
  - Drive product innovation (e.g., SmartScents, a greener, cleaner alternative to liquid reed diffuser oils)

Business Overview

VISALUS

BLYTH

Business Overview

ViSalus – Pioneer of "Challenge" Marketing

- Sells personal health products including meal replacement shakes, weight-management products, functional foods, nutritional supplements and energy drinks through independent sales force of over 39,000 independent Promoters* in the North America and Europe
- Technological innovator, scalable infrastructure
- Platform for global growth

* At March 31, 2014

ViSalus Initiates Global Expansion

2005 – United States

2009 – Canada

2013 – United Kingdom

2014 – Germany

2014 – Austria



BLYTH

Diversification Key To Growth

Focus On Geography, Products and Programs

- Pursue European penetration, entering 5 new countries in 2014* and lay the groundwork for 4 more in 2015
- Expand product breadth with functional foods, such as Vi-Crunch and GoBites
- Retain customers by ensuring leading edge programs, such as the new Body by Vi Challenge, “I Lost It” and Project 10

*Germany and Austria opened in 1Q 2014

BLYTH

Investing For Growth

Spend To Support Growth While Improving Profitability Through Aggressive Cost Reductions

- Continue to spend in support of European expansion, targeting presence in 10 countries outside North American by year-end 2015
- "Right size" the organization while ensuring the right leadership is in place to support achieving global goals
- Maintain aggressive cost reduction initiatives aimed at reducing cost base by one-fifth

Business Overview

SILVER STAR BRANDS

BLYTH

Silver Star BRANDS

Business Overview

Silver Star Brands: A Brand Portfolio Strategy

- **Miles Kimball**: Distinctive, value-added hard-to-find merchandise for everyday and gift-giving needs, and personalized holiday cards
- **Walter Drake**: Unique and functional products for the home, personal care products and specialty, personalized paper goods
- **Easy Comforts**: The catalog of choice for seniors seeking value-priced health and wellness merchandise
- **As We Change:** Products to help women to *Feel Better, Look Better*
- **Exposures**: Products and ideas that inspire people to document life events and display remembrances


Miles Kimball
Biggest SALE Of the Year!
SAVE up to 75%
Exposures
Spring into savings
easy Comforts
As We Change
SWIM
Walter Drake
SEMI-ANNUAL SALE
SAVE UP TO 80%

BLYTH Silver Star BRANDS

Business Overview

Shifting Emphasis In Brand Portfolio

- Continue to focus on the faster growing health, wellness and beauty products, expected to approach nearly one-half of 2014 sales



Sales by Brand
As We Change 4%
Exposures 5%
Easy Comforts 15%
Miles Kimball 49%
Walter Drake 27%



Sales By Category
Health, Wellness & Beauty 45%
General Merchandise 55%

BLYTH

Silver Star BRANDS

Business Overview

Goal: Build on 2013 Growth

- Stabilize general merchandise brands while investing in health, wellness and beauty brands
- Selectively pursue profitable expansion of credit program
- Accelerate transition from cataloger to multi-channel marketer through promotional spending on marketplaces, shopping engines and DRTV



60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Phone
Internet
Mail

2014 Strategy & Beyond

Strengthen Our Three Direct-to-Consumer Businesses

- Drive sponsoring and retention at PartyLite
- Focus on ViSalus's international growth
- Capitalize on Silver Star Brands' success with health, wellness and beauty products and eCommerce sales
- Continuously evaluate performance against long-term corporate goals to grow sales/earnings and improve operating margins, driving shareholder value

Silver Star
BRANDS


SUNFLAIR


shape
NUTRITIONAL SHAKE MIX
For Weight Management
& Healthy Nutrition
Features our proprietary
Tri-Sorb™ protein blend
Sweet Cream Flavor
NET WT. 28 oz/780 g
Shape-Up
HEALTH FLAVOR MIX-INS



PARTYLITE®
CANDLES

BLYTH

Diversification Key To Growth

Focus On Geography, Products and Programs

- Pursue European penetration, entering 5 new countries in 2014* and lay the groundwork for 4 more in 2015
- Expand product breadth with functional foods, such as Vi-Crunch and GoBites
- Retain customers by ensuring leading edge programs, such as the new Body by Vi Challenge, "I Lost It" and Project 10

*Germany and Austria opened in 1Q 2014